SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 2p0549
              ----------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (D)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported) March 27, 2006

                             MEDIQUIP HOLDINGS, INC.
                          (formerly True Health, Inc.)
             (Exact name of registrant as specified in its charter)

                                     Nevada
                                 (formerly Utah)
         (State or other jurisdiction of incorporation or organization)

                                   75-2263732
                      (IRS Employer Identification Number)

                           Kelsy House, 77 High Street
                          Beckenham, Kent, UK. BR3 1AN
                    (Address of principal executive offices)

                          David Francis, Chairman & CEO
                                True Health, Inc.
                           Kelsy House, 77 High Street
                          Beckenham, Kent, UK. BR3 1AN
                     (Name and address of agent for service)

                             011 44 (0)208 658 9575
          (Telephone number, including area code of agent for service)

 SECTION 8 - OTHER EVENTS

 ITEM 8.01  OTHER EVENTS

         Effective March 27, 2006, True Health, Inc., a Utah corporation (the "Company") executed a Plan and Agreement of Merger with its wholly owned Nevada subsidiary, MediQuip Holdings, Inc. for the purpose of changing the Company's corporate domicile from Utah to Nevada.

         The reincorporation was effective April 28, 2006 at 4:01 PM EST. Therefore, (i) the Company's corporate domicile is changed to the State of Nevada, (ii) the Company's corporate name is changed to MediQuip Holdings, Inc., and (iii) the Company's common stock trading symbol is changed to MQPH.OB.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MEDIQUIP HOLDINGS, INC.



                                          By: /s/David Francis
                                             ---------------------------------
                                                David Francis, President

Date:  May 2, 2006